SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 1, 2003
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                       ESTERLINE TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                    001-06357               13-2595091
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(State or other jurisdiction   (Commission File No.)       (IRS Employer
     of incorporation)                                   Identification No.)


                 10800 NE 8th Street, Bellevue, Washington 98004
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          (Address of principal executive offices, including zip code)


                                 (425) 453-9400
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              (Registrant's telephone number, including area code)


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Item 5.   Other Events

     On July 1, 2003, Esterline Technologies Corporation issued a press release announcing recent business developments, including updated earnings guidance for fiscal 2003 and plans to open a sales and engineering facility in France. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

         99.1 Press release issued by Esterline Technologies Corporation, dated July 1, 2003.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  July 1, 2003

                                 ESTERLINE TECHNOLOGIES CORPORATION

                                 By:  /s/  Robert D. George
                                     ------------------------------------------
                                     Name:  Robert D. George
                                     Title: Vice President, Chief Financial
                                            Officer,  Secretary and Treasurer

                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           ------------
99.1                  Press release issued by Esterline Technologies
                      Corporation, dated July 1, 2003.